EXHIBIT 1

      JOINT FILING AGREEMENT AMONG FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.,
           ERIC F. BILLINGS, EMANUEL J. FRIEDMAN, W. RUSSELL RAMSEY
                           AND CHARLES T. AKRE, JR.

     WHEREAS, in accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934 (the "Act"), only one joint statement and any amendments thereto need to be filed whenever one or more persons are required to file such a statement or any amendments thereto pursuant to
Section 13(d)of the Act with respect to the same securities, provided that said persons agree in writing that such statement or amendments thereto is filed on behalf of each of them;

     NOW, THEREFORE, the parties hereto agree as follows:

     FRIEDMAN, BILLINGS, RAMSEY GROUP, INC., ERIC F. BILLINGS, EMANUEL J. FRIEDMAN, W. RUSSELL RAMSEY AND CHARLES T. AKRE, JR. hereby agree, in accordance with Rule 13d-1(k) under the Act, to file a statement on Schedule 13G relating to their ownership of Common Stock of the Issuer and do hereby further agree that said statement shall be filed on behalf of each of them.

                                       FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.


Dated:   May 16, 2000               By: /s/ EMANUEL J. FRIEDMAN
                                         ---------------------------------
                                         Name:  Emanuel J. Friedman
                                         Title: Chairman




Dated:   May 16, 2000                   /s/ ERIC F. BILLINGS
                                        ----------------------------------
                                             Eric F. Billings




Dated:   May 16, 2000                   /s/ EMANUEL J. FRIEDMAN
                                         ----------------------------------
                                             Emanuel J. Friedman




Dated:   May 16, 2000                    /s/ W. RUSSELL RAMSEY
                                        ----------------------------------
                                             W. Russell Ramsey



Dated:   May 16, 2000                    /s/ CHARLES T. AKRE, JR.
                                         ----------------------------------
                                             Charles T. Akre, Jr.

Item 9.        Notice of Dissolution of Group:

               Not Applicable


Item 10.       Certification:

               By signing below I certify that, to the best of my knowledge and belief, the securities referred to above were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of the issuer of the securities and were not acquired and are not held in connection with or as a participant in any transaction having that purpose or effect.

               In accordance with Rule 13d-4 of the Securities Exchange Act of 1934, each of the persons filing this statement expressly disclaims the beneficial ownership of the securities covered by this statement and the filing of this report shall not be construed as an admission by such persons that they are the beneficial owners of such securities.

                                    SIGNATURE

     After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.



                                          FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.




Dated:   May 16, 2000                  By:
                                          ---------------------------------
                                            Name:  Emanuel J. Friedman
                                            Title: Chairman




Dated:   May 16, 2000
                                         ----------------------------------
                                              Eric F. Billings




Dated:   May 16, 2000
                                         ----------------------------------
                                              Emanuel J. Friedman




Dated:   May 16, 2000
                                         ----------------------------------
                                              W. Russell Ramsey





Dated:   May 16, 2000
                                        ----------------------------------
                                             Charles T. Akre, Jr.


                             Original Signature Page